Meru Networks Reports Q3 2014 Financial Results

•	Cash and cash equivalents increased by $3.0 million sequentially

•	First Wi-Fi vendor to achieve Microsoft Lync® certification for its 11ac solutions

SUNNYVALE, Calif., October 27, 2014 — Meru Networks, Inc. (NASDAQ:MERU), a leader in intelligent Wi-Fi networking and the only wireless LAN vendor to have received certification of OpenFlow™ conformance, today announced its financial results for the third quarter ended September 30, 2014.

Third Quarter 2014 Financial Results

Total revenues for the third quarter of 2014 were $25.0 million, up 2.5% from $24.4 million in the third quarter of 2013. Product revenues for the third quarter of 2014 were $20.4 million, up 4.0% from the $19.6 million reported in the third quarter of 2013.

Net loss as reported in accordance with GAAP was $3.3 million for the third quarter of 2014, or a net loss of ($0.14) per basic and diluted share, compared to a net loss of $3.6 million, or a net loss of ($0.16) per basic and diluted share, for the same period of 2013.

Meru reported a third quarter 2014 non-GAAP net loss of $1.9 million, or ($0.08) loss per basic and diluted share, compared to a non-GAAP net loss of $2.1 million, or ($0.09) loss per basic and diluted share, for the same period of 2013. Non-GAAP results for the third quarter of 2014 exclude the impact of stock-based compensation expense of $1.4 million and amortization of intangible assets and issuance cost totaling $0.1 million. Non-GAAP results for the third quarter of 2013 exclude the impact of stock-based compensation expense of $1.3 million and amortization of other intangibles of $0.1 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

“Our 11ac products continue to be well received in the market,” said Dr. Bami Bastani, president and CEO, Meru Networks. “In addition to transitioning our current customers to 11ac products, we are winning new customers as they migrate to this new standard.”

“Meru also has an early lead in SDN and support for unified communications which, along with our planned entry into the SMB market segment, position Meru to take advantage of markets that are expected to grow rapidly over the next few years,” he continued.

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its third quarter 2014 results today, October 27, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, individuals may do so by dialing (877) 852-2926 for domestic callers and (253) 237-1123 for international callers. The conference ID for the call is 13926082.

The live and archived webcast of the third quarter 2014 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Meru Networks (NASDAQ: MERU) is a leader in intelligent 802.11ac Wi-Fi solutions delivering uninterrupted user experience for education, healthcare, hospitality and enterprise. The Meru open-standards-based architecture is designed to enable unified management of wired and wireless networks. Its end-to-end application QoS enables enforceable service-level agreements. Meru provides top performance and high capacity in high-density environments. Visit www.merunetworks.com or call (408) 215-5300 for more information.

©2014 Meru Networks. Meru and Meru Networks are registered trademarks and the Meru logo is a trademark of Meru Networks, Inc. in the United States. Microsoft and Lync are either registered trademarks or trademarks of Microsoft Corporation in the United States and/or other countries. OpenFlow™ is a trademark of the Open Networking Foundation.

Cautionary Statement Regarding Forward Looking Statements

All statements other than statements of historical facts are statements that can be deemed forward-looking statements, including any statements of expectations or beliefs. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, among others: business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; competition in the industry; our future capital needs may change; changes in overall information technology spending; failure to develop new products; and those risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by Meru, including under the caption “Risk Factors” in Meru’s Quarterly Report on Form 10-Q filed with the SEC on July 31, 2014, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to Meru as of the date hereof, and Meru assumes no obligation to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company believes it is appropriate to report certain non-GAAP financial measures.

The Company’s non-GAAP financial measures include the adjustments as follows:

•	Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

•	Restructuring Costs. The Company excludes restructuring costs because such charges are isolated one-time charges and the Company does not expect them to recur in the ordinary course of its business. The Company further believes those charges are not directly related to its ongoing business results and do not reflect expected future operating expenses.

•	Amortization of intangible assets. The Company excludes amortization of acquired intangible assets because it is non-cash in nature and because the Company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

•	Amortization of a common stock warrant issued in connection with debt financing. The Company excludes amortization of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results because the Company believes these costs are unusual in nature and the Company does not expect them to recur in the ordinary course of its business. The Company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

The Company’s non-GAAP financial measures include the following:

•	Non-GAAP net loss - Non-GAAP net loss is net loss as reported on the Company’s condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, restructuring costs, amortization of intangible assets related to the Company’s acquisition of Identity Networks and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP net loss per share of common stock, basic and diluted - Non-GAAP net loss per share of common stock, basic and diluted is net loss per share of common stock, basic, as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense, restructuring costs, amortization of intangible assets related to the Company’s acquisition of Identity Networks, and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP Gross margin - Non-GAAP Gross margin is gross margin as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

•	Non-GAAP loss from operations - Non-GAAP loss from operations is loss from operations as reported on the Company’s condensed consolidated statements of operations, excluding impact of stock-based compensation expense, restructuring costs, and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

Meru believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the Company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	September 30, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$22,395	$30,938
Accounts receivable, net	8,473	17,088
Inventory	5,873	7,230
Prepaid expenses and other current assets	2,098	998

Total current assets	38,839	56,254
Property and equipment, net	2,105	2,451
Goodwill	1,658	1,658
Intangible assets, net	—	140
Other assets	1,959	1,934

TOTAL ASSETS	$44,561	$62,437

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$3,478	$6,139
Accrued liabilities	10,236	12,535
Long-term debt, current portion	3,784	3,718
Deferred revenue, current portion	12,935	13,730

Total current liabilities	30,433	36,122

Long-term debt, net of current portion	—	2,797
Deferred revenue, net of current portion	6,610	5,876
Other liabilities	1,775	1,387

Total liabilities	38,818	46,182

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	12	11
Additional paid-in capital	287,315	282,168
Accumulated other comprehensive loss	(582)	(553)
Accumulated deficit	(281,002)	(265,371)

Total stockholders’ equity	5,743	16,255

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$44,561	$62,437

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
REVENUES:
Products	$20,425	$19,634	$55,067	$61,910
Support and services	4,590	4,752	14,119	13,585
Ratable products and services	—	14	—	91

Total revenues	25,015	24,400	69,186	75,586

COSTS OF REVENUES:
Products	7,695	6,567	20,416	21,251
Support and services	1,795	1,853	5,652	5,517
Ratable products and services	—	8	—	47

Total costs of revenues *	9,490	8,428	26,068	26,815

Gross margin	15,525	15,972	43,118	48,771

OPERATING EXPENSES:
Research and development *	4,853	3,726	15,226	11,388
Sales and marketing *	10,638	12,306	33,045	36,074
General and administrative *	2,887	3,036	9,044	9,614

Total operating expenses	18,378	19,068	57,315	57,076

Loss from operations	(2,853)	(3,096)	(14,197)	(8,305)

Interest expense, net *	(280)	(414)	(987)	(1,577)
Other expense, net	(68)	24	(69)	(27)

Loss before provision for income taxes	(3,201)	(3,486)	(15,253)	(9,909)

Provision for income taxes	130	97	378	324

Net loss	$(3,331)	$(3,583)	$(15,631)	$(10,233)

Net loss per share of common stock, basic and diluted	$(0.14)	$(0.16)	$(0.67)	$(0.48)

Shares used in computing net loss per share of common stock, basic and diluted	23,694,415	22,525,060	23,381,174	21,465,492

*Includes stock-based compensation expense (1) as follows:
Costs of revenues	$97	$86	$269	$185
Research and development	205	175	713	545
Sales and marketing	521	446	1,677	1,565
General and administrative	530	636	1,853	2,256

	$1,353	$1,343	$4,512	$4,551

(1) This table includes $147,000 of stock-based compensation related to restructuring in the quarter ended March 31, 2014.

*Includes restructuring costs (2) as follows:
Research and development	$—	$—	$43	$—
Sales and marketing	—	—	355	—
General and administrative	—	—	140	—

	$—	$—	$538	$—

(2) This table excludes $147,000 of stock-based compensation related to restructuring in the quarter ended March 31, 2014.

*Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$35	$52	$140	$157
Sales and marketing	—	13	—	53

	$35	$65	$140	$210

*Includes amortization of common stock warrant issued in connection with debt financing as follows:
Interest expense, net	$20	$38	$74	$125

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
GAAP net loss	$(3,331)	$(3,583)	$(15,631)	$(10,233)

Plus:
a) Stock-based compensation	1,353	1,343	4,365	4,551
b) Stock-based compensation associated with restructuring	—	—	147
c) Restructuring costs	—	—	538
d) Amortization of acquisition-related intangible assets	35	65	140	210
e) Amortization of common stock warrant issued in connection with debt financing	20	38	74	125

Non-GAAP net loss	$(1,923)	$(2,137)	$(10,367)	$(5,347)

GAAP net loss per share of common stock, basic	$(0.14)	$(0.16)	$(0.67)	$(0.48)

Plus:
a) Stock-based compensation	0.06	0.06	0.19	0.21
b) Stock-based compensation associated with restructuring	—	—	0.01	—
c) Restructuring costs	—	—	0.02	—
d) Amortization of acquisition-related intangible assets	—	0.01	0.01	0.01
e) Amortization of common stock warrant issued in connection with debt financing	—	—	—	0.01

Non-GAAP net loss per share of common stock, basic and diluted	$(0.08)	$(0.09)	$(0.44)	$(0.25)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	23,694,415	22,525,060	23,381,174	21,465,492

GAAP gross margin	$15,525	$15,972	$43,118	$48,771

Plus:
Stock-based compensation	97	86	269	185
Amortization of acquisition-related intangible assets	35	52	140	157

Non-GAAP gross margin	$15,657	$16,110	$43,527	$49,113

GAAP loss from operations	$(2,853)	$(3,096)	$(14,197)	$(8,305)

Plus:
Stock-based compensation	1,353	1,343	4,365	4,551
Stock-based compensation associated with restructuring	—	—	147	—
Restructuring costs	—	—	538	—
Amortization of acquisition-related intangible assets	35	65	140	210

Non-GAAP loss from operations	$(1,465)	$(1,688)	$(9,007)	$(3,544)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Nine months ended September 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(15,631)	$(10,233)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,226	1,155
Stock-based compensation	4,512	4,551
Accrued interest on long-term debt	461	673
Amortization of issuance costs	106	178
Bad debt expense (recovery)	146	(5)
Loss on disposal of fixed assets	51	—
Changes in operating assets and liabilities:
Accounts receivable, net	8,469	4,452
Inventory	1,357	2,688
Prepaid expenses and other assets	(1,125)	(832)
Accounts payable	(2,661)	(421)
Accrued liabilities and other liabilities	(1,760)	(987)
Deferred revenue	(61)	1,027

Net cash provided by (used in) operating activities	(4,910)	2,246

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(784)	(832)

Net cash used in investing activities	(784)	(832)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock, net of offering costs	—	12,574
Proceeds from exercise of stock options	415	249
Proceeds from employee stock purchase plan	506	358
Taxes paid related to net share settlement of equity awards	(898)	(174)
Repayment of long-term debt	(2,837)	(2,517)

Net cash provided by (used in) financing activities	(2,814)	10,490

Effect of exchange rate changes on cash and cash equivalents	(35)	(105)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(8,543)	11,799

CASH AND CASH EQUIVALENTS — Beginning of period	30,938	22,855

CASH AND CASH EQUIVALENTS — End of period	$22,395	$34,654

Investor contact:

Ed Keaney

Market Street Partners

(415) 445-3238

ir@merunetworks.com